EXHIBIT 99.3


[LOGO] UBS Investment
           Bank
ARM Summary

================================================================================


--------------------------------------------------------------------------------
Summary
--------------------------------------------------------------------------------
Total Balance:       $612,265,272.97
Avg Loan Balance: $396,544.87
WA Gross Rate:       5.488%
WA Net Rate: 5.139%
WA FICO: 729
WA LTV: 73
WA Rem Term:         353
WA Months to Reset: 53
As of Date: 2005-06-01
WA Gross Margin: 2.426%
WA First Periodic Cap:       4.7%
WA Max Rate:         11.27%
IO%: 87%
Cal %: 39%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Principal Balance        Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                   2        78,194        0.01      6.817        6.503        634      70.56      70.56     48.85
$50,000.01 - $100,000.00            63     5,241,163        0.86      6.203        5.839        709      74.09      83.73     43.00
$100,000.01 - $150,000.00          160    20,394,717        3.33      6.026        5.643        708      76.52      85.69     41.02
$150,000.01 - $200,000.00          153    26,967,001        4.40      5.790        5.428        716      74.88      85.67     42.36
$200,000.01 - $250,000.00          146    32,554,378        5.32      5.811        5.456        710      77.10      87.59     41.30
$250,000.01 - $300,000.00          114    31,767,209        5.19      5.715        5.347        715      76.83      86.68     35.72
$300,000.01 - $359,699.00          145    48,352,937        7.90      5.489        5.135        717      74.65      85.14     41.59
$359,699.01 - $600,000.00          529   246,015,758       40.18      5.517        5.176        732      74.52      80.97     51.71
$600,000.01 - $800,000.00          140    95,803,034       15.65      5.341        5.001        737      73.27      78.87     66.82
$800,000.01 - $1,000,000.00         56    52,077,679        8.51      5.125        4.794        747      63.87      70.14     53.38
$1,000,000.01 - $1,250,000.00        7     7,816,597        1.28      4.984        4.609        727      68.15      78.37     85.70
$1,250,000.01 - $1,500,000.00       20    27,990,209        4.57      5.364        5.001        728      65.95      72.09     50.57
$1,500,000.01 - $1,750,000.00        3     5,120,000        0.84      4.694        4.319        747      69.91      69.91     67.19
$1,750,000.01 - $2,000,000.00        5     9,636,396        1.57      5.211        4.836        737      61.89      69.61     61.55
$2,000,000.01 or more                1     2,450,000        0.40      5.000        4.625        763      70.00      70.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $38,193.89
Maximum: $2,450,000.00
Average: $396,544.87
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 1 of 10

[LOGO] UBS Investment
           Bank
ARM Summary

================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Servicers                   Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Cendant                              1       105,374        0.02      4.875        4.500        712      79.98      79.98      0.00
Cenlar                               1        98,298        0.02      4.000        3.750        749      80.00      80.00    100.00
Countrywide Home Loans             222   126,999,950       20.74      5.562        5.187        742      74.12      79.00     28.60
Cuna Mutual Mortgage Corp            2       257,538        0.04      5.052        4.677        683      89.59      89.59    100.00
GMAC Mortgage                      552   237,377,713       38.77      5.255        4.900        733      70.55      78.20     66.06
Greenpoint                          17     4,194,910        0.69      6.428        6.178        702      79.20      95.56      1.54
Indymac                            512   143,568,883       23.45      5.929        5.554        708      75.76      85.02     28.91
National City Mortgage             217    89,928,489       14.69      5.336        5.086        736      72.73      79.76     83.45
PrimeWest                            1       134,631        0.02      8.695        7.500        716      97.54      97.54    100.00
Wachovia Securities                  1       198,790        0.03      6.000        5.625        677      80.00      80.00      0.00
Washington Mutual Bank              18     9,400,698        1.54      4.606        4.231        726      78.62      78.62     63.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Originators                 Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Cendant Mortgage                     1       105,374        0.02      4.875        4.500        712      79.98      79.98      0.00
Countrywide Home Loans             222   126,999,950       20.74      5.562        5.187        742      74.12      79.00     28.60
Family Lending                       6     3,065,980        0.50      4.942        4.567        711      76.71      86.28     72.65
First Saving                         7     4,265,450        0.70      3.594        3.132        719      76.98      79.70     92.53
Greenpoint Mortgage
Corporation                         17     4,194,910        0.69      6.428        6.178        702      79.20      95.56      1.54
Homestar                             1       222,104        0.04      6.125        5.750        639      79.98      94.98    100.00
Indymac                            512   143,568,883       23.45      5.929        5.554        708      75.76      85.02     28.91
Loan Center Of California Inc        1       478,400        0.08      6.125        5.750        664      80.00     100.03      0.00
Market Street                       27     7,328,837        1.20      5.983        5.608        729      75.52      86.80     51.53
Mortgage IT                         75    23,540,533        3.84      6.017        5.642        735      76.27      89.11     37.65
Mortgage Network                   133    76,373,383       12.47      4.857        4.482        735      66.15      76.26     67.14
Nat City Mortgage                  217    89,928,489       14.69      5.336        5.086        736      72.73      79.76     83.45
Nexstar                              1        98,298        0.02      4.000        3.750        749      80.00      80.00    100.00
Ohio Savings Bank                  126    69,544,660       11.36      5.229        4.955        750      68.43      71.95     96.70
Prism Mortgage/RBC Mortgage          3       671,670        0.11      4.866        4.045        704      76.30      82.13     13.40
Southstar                           61    13,410,213        2.19      5.765        5.341        710      79.61      90.93     67.11
UBS Conduit                        114    38,734,022        6.33      5.507        5.107        712      74.14      79.44     26.91
UCMC                                 1       134,631        0.02      8.695        7.500        716      97.54      97.54    100.00
Wachovia Mortgage Co                 1       198,790        0.03      6.000        5.625        677      80.00      80.00      0.00
Washington Mutual                   18     9,400,698        1.54      4.606        4.231        726      78.62      78.62     63.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 2 of 10

[LOGO] UBS Investment
           Bank
ARM Summary

================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Gross Rate               Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.500% or less                      18     9,570,971        1.56      3.227        2.852        735      73.12      77.69     87.36
3.501% - 4.000%                     13     3,908,316        0.64      3.848        3.476        723      74.38      80.76     69.12
4.001% - 4.500%                     54    24,101,252        3.94      4.362        4.004        734      67.40      76.16     40.39
4.501% - 5.000%                    223   117,146,410       19.13      4.877        4.532        737      69.27      76.85     74.51
5.001% - 5.500%                    424   191,266,111       31.24      5.338        5.015        741      72.63      78.31     64.93
5.501% - 6.000%                    430   161,113,411       26.31      5.793        5.432        725      73.87      81.18     40.62
6.001% - 6.500%                    231    70,554,594       11.52      6.309        5.942        708      77.68      87.78     18.54
6.501% - 7.000%                    109    26,881,107        4.39      6.730        6.350        700      77.83      87.54     18.27
7.001% or more                      42     7,723,102        1.26      7.388        6.988        691      80.55      88.18      6.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.500%
Maximum: 8.695%
Weighted Average: 5.488%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Gross Margin                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.000% or less                      50    29,076,995        4.75      4.277        3.903        735      66.68      72.29     90.97
2.001% - 2.250%                    721   320,031,155       52.27      5.496        5.152        736      73.39      80.92     52.81
2.251% - 2.500%                    163    85,836,123       14.02      5.183        4.888        747      67.82      72.73     80.57
2.501% - 2.750%                    556   162,100,057       26.48      5.810        5.436        708      75.71      84.22     31.03
2.751% - 3.000%                      9     2,559,361        0.42      4.443        4.068        712      72.41      74.53      4.31
3.001% - 3.250%                     26     6,298,147        1.03      6.550        6.124        682      81.13      86.83      6.93
3.251% - 3.500%                      3       737,800        0.12      5.931        5.355        675      83.32      96.31     24.53
3.501% - 3.750%                      5     1,343,359        0.22      5.046        4.671        700      80.21      91.57      0.00
3.751% - 4.000%                      4     1,036,658        0.17      5.571        4.840        682      82.13      86.96     43.41
4.001% - 4.250%                      2       662,320        0.11      5.625        5.250        728      75.52      88.77      0.00
4.501% - 4.750%                      3     1,936,487        0.32      6.250        5.875        712      76.71      81.07      0.00
4.751% - 5.000%                      2       646,811        0.11      7.353        6.807        669      75.73      75.73     20.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 5.000%
Weighted Average: 2.426%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[LOGO] UBS Investment
           Bank
ARM Summary

================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Net Rate                 Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.500% or less                      25    11,938,763        1.95      3.330        2.955        734      73.71      78.86     81.59
3.501% - 4.000%                     38    15,792,076        2.58      4.260        3.870        734      66.07      73.56     31.95
4.001% - 4.500%                    138    68,943,984       11.26      4.742        4.381        735      68.93      76.24     61.36
4.501% - 5.000%                    354   169,237,397       27.64      5.158        4.822        740      71.61      78.31     71.09
5.001% - 5.500%                    519   211,086,114       34.48      5.636        5.299        731      73.01      79.38     51.29
5.501% - 6.000%                    258    81,222,056       13.27      6.144        5.779        711      77.59      87.72     28.22
6.001% - 6.500%                    160    44,583,460        7.28      6.612        6.249        705      77.55      86.55     15.47
6.501% - 7.000%                     39     6,700,193        1.09      7.148        6.773        685      79.02      89.10      7.16
7.001% or more                      13     2,761,230        0.45      7.722        7.309        701      81.20      84.75      9.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.125%
Maximum: 8.125%
Weighted Average: 5.139%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Amortization Type                Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                    1,269   531,033,350       86.73      5.458        5.112        730      73.00      80.67     51.72
Fully Amortizing                   275    81,231,923       13.27      5.677        5.315        723      73.25      78.06     51.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
Remaining                           of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Months to maturity               Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
300 or less                         81    47,603,267        7.77      4.861        4.486        737      67.14      76.59    100.00
301 - 330                            1       134,631        0.02      8.695        7.500        716      97.54      97.54    100.00
341 - 350                           19     9,879,098        1.61      4.680        4.305        723      78.69      79.66     60.67
351 - 355                          151    60,569,029        9.89      4.792        4.413        723      69.08      76.93     35.72
356 - 360                        1,292   494,079,248       80.70      5.648        5.307        729      73.97      81.11     48.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 291
Maximum: 360
Weighted Average: 353
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[LOGO] UBS Investment
           Bank
ARM Summary

================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Seasoning                        Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0 <=                               138    47,366,985        7.74      5.762        5.387        727      75.62      85.33     23.58
1 - 6                            1,279   503,350,242       82.21      5.527        5.185        730      73.11      80.02     52.16
7 - 12                             124    60,421,415        9.87      4.956        4.580        724      70.25      78.93     69.41
13 - 18                              2       992,000        0.16      4.276        3.901        721      80.00      80.00     44.84
25 - 36                              1       134,631        0.02      8.695        7.500        716      97.54      97.54    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Index for loans                  Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 MO LIBOR                          75    44,162,313        7.21      4.863        4.488        738      66.67      76.45    100.00
1 YR CMT                           302    91,812,434       15.00      5.806        5.431        708      76.27      84.43     27.92
1 YR LIBOR                         577   293,021,992       47.86      5.408        5.094        742      72.25      77.45     62.38
6 MO LIBOR                         590   183,268,533       29.93      5.606        5.222        718      74.21      83.80     34.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Months to Roll                   Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
6 or less                          190    96,891,351       15.83      4.717        4.337        731      67.99      76.94     62.96
13 - 24                             26     7,526,991        1.23      6.490        6.005        700      81.52      86.80      4.04
25 - 36                            291    87,771,944       14.34      5.786        5.435        710      76.86      87.38     38.15
37 - 60                            676   283,012,596       46.22      5.589        5.237        731      74.15      80.29     44.37
61 - 84                            257    93,283,934       15.24      5.553        5.225        735      71.58      78.32     67.97
85 - 120                           104    43,778,456        7.15      5.629        5.362        744      71.01      77.12     74.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-06-01
Minimum: 1
Maximum: 119
Weighted Average: 53
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                  Page 5 of 10

[LOGO] UBS Investment
           Bank
ARM Summary

================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
First Adjustment Cap             Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0.000%                               2       576,698        0.09      5.763        5.409        678      80.00      96.62     17.05
1.000%                              61    30,999,711        5.06      4.809        4.434        731      65.10      76.05     13.45
2.000%                              39    15,150,241        2.47      4.933        4.665        720      76.31      84.32     88.97
2.500%                               1       555,641        0.09      6.500        6.125        664      90.00      90.00      0.00
3.000%                             216    61,574,521       10.06      6.057        5.666        702      77.15      86.86     19.24
4.000%                              16     5,184,396        0.85      5.445        5.057        724      76.56      84.69     91.13
5.000%                             965   388,247,079       63.41      5.547        5.196        730      73.34      80.41     50.87
5.875%                               1     1,275,000        0.21      6.125        5.750        702      75.00      75.00      0.00
6.000%                             241   108,435,198       17.71      5.210        4.897        742      71.08      76.70     77.76
6.750%                               1       156,390        0.03      5.250        4.875        775      95.00      95.00      0.00
7.500%                               1       110,399        0.02      4.500        4.125        656      79.80      79.80    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 7.500%
Weighted Average: 4.691%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Lifetime Maximum Rate            Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
8.001% - 8.500%                      1       638,582        0.10      3.500        3.125        791      76.92      76.92    100.00
8.501% - 9.000%                      4     1,695,286        0.28      3.778        3.403        713      80.00      80.00    100.00
9.001% - 9.500%                      7     4,234,738        0.69      4.204        3.829        730      59.53      62.85     44.57
9.501% - 10.000%                    60    30,578,963        4.99      4.833        4.482        741      73.80      79.62     48.90
10.001% - 10.500%                  246   116,953,304       19.10      5.250        4.925        744      73.30      80.06     57.57
10.501% - 11.000%                  300   137,260,103       22.42      5.480        5.141        733      71.37      77.72     50.49
11.001% - 11.500%                  235    99,412,283       16.24      5.463        5.138        735      71.85      77.31     63.34
11.501% - 12.000%                  346   131,487,434       21.48      5.346        4.968        724      72.32      81.33     62.27
12.001% or more                    345    90,004,581       14.70      6.370        5.999        700      77.81      87.61     17.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.500%
Maximum: 18.250%
Weighted Average: 11.266%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
Distribution by                     of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
IO only terms                    Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                  275    81,231,923       13.27      5.677        5.315        723      73.25      78.06     51.18
24                                   3       400,248        0.07      5.988        5.613        754      79.71      94.94      0.00
36                                 211    65,692,897       10.73      5.752        5.398        710      77.26      89.11     38.18
60                                 536   244,190,954       39.88      5.565        5.216        733      74.23      80.15     43.82
84                                 180    64,784,310       10.58      5.584        5.272        731      71.63      78.69     65.52
120                                339   155,964,941       25.47      5.115        4.762        734      69.85      78.73     64.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[LOGO] UBS Investment
           Bank
ARM Summary

================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
Original Prepayment                 of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Penalty Term                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                  869   419,469,049       68.51      5.303        4.969        738      71.73      78.32     60.90
6                                    5     4,169,596        0.68      6.260        5.765        689      74.59      78.74      7.40
12                                  11     7,440,793        1.22      5.690        5.315        741      73.75      78.78     35.25
24                                  35     9,276,068        1.52      5.785        5.351        705      76.88      85.06     32.29
36                                 592   163,885,808       26.77      5.911        5.536        709      75.86      85.04     31.32
60                                  32     8,023,960        1.31      5.568        5.194        724      77.62      85.65     44.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Original LTV                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                      68    28,851,119        4.71      5.114        4.780        751      42.01      48.23     60.59
50.01% - 55.00%                     30    13,317,799        2.18      5.230        4.917        733      52.50      59.96     65.44
55.01% - 60.00%                     50    29,350,023        4.79      5.317        4.981        736      57.98      61.71     68.27
60.01% - 65.00%                    132    70,070,496       11.44      5.190        4.845        734      63.75      71.40     43.00
65.01% - 70.00%                    120    58,872,017        9.62      5.431        5.089        740      68.44      72.51     57.77
70.01% - 75.00%                    146    67,649,746       11.05      5.392        5.047        722      73.90      79.07     61.13
75.01% - 80.00%                    931   327,853,950       53.55      5.612        5.266        727      79.71      88.67     47.72
80.01% - 85.00%                     12     3,084,799        0.50      5.989        5.399        695      84.72      87.43     44.46
85.01% - 90.00%                     29     7,522,515        1.23      5.954        5.482        692      89.17      89.69     43.62
90.01% - 95.00%                     22     4,715,996        0.77      6.153        5.764        703      94.93      94.93     51.59
95.01% - 100.00%                     4       976,814        0.16      6.281        5.196        724      99.66      99.66    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 16.25
Maximum: 100.00
Weighted Average: 73.04
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[LOGO] UBS Investment
           Bank
ARM Summary

================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Combined LTV                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                      52    20,765,259        3.39      5.131        4.801        756      41.11      41.36     66.71
50.01% - 55.00%                     25    10,100,917        1.65      5.232        4.899        741      49.47      52.42     48.22
55.01% - 60.00%                     44    23,314,094        3.81      5.436        5.106        738      57.76      57.89     58.56
60.01% - 65.00%                     86    39,517,250        6.45      5.332        4.996        731      62.28      63.38     48.87
65.01% - 70.00%                     97    47,025,544        7.68      5.440        5.097        736      66.98      68.56     51.34
70.01% - 75.00%                    114    57,664,984        9.42      5.436        5.095        726      71.07      73.76     59.97
75.01% - 80.00%                    357   163,144,609       26.65      5.362        5.021        732      76.50      79.46     49.53
80.01% - 85.00%                     38    14,667,443        2.40      5.377        4.973        732      76.16      83.78     52.29
85.01% - 90.00%                    232    97,901,398       15.99      5.492        5.132        726      77.86      89.56     47.57
90.01% - 95.00%                    167    57,021,576        9.31      5.579        5.259        726      80.65      94.77     66.85
95.01% - 100.00%                   330    80,589,399       13.16      5.968        5.586        716      79.98      99.78     40.44
100.01% or more                      2       552,800        0.09      5.957        5.582        681      80.00     100.11     13.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 16.25
Maximum: 100.65
Weighted Average: 80.33
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
Geographical                        of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Distribution (Top 5)             Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
California                         505   239,753,355       39.16      5.596        5.242        729      73.07      79.35     41.32
South Carolina                     113    65,395,097       10.68      4.888        4.517        735      65.57      76.62     60.32
Florida                            162    40,022,391        6.54      5.803        5.447        718      74.72      82.17     38.26
Virginia                            79    30,462,750        4.98      5.459        5.138        726      76.26      84.91     66.91
New York                            40    22,105,074        3.61      5.561        5.184        717      73.53      80.05     43.40
Other                              645   214,526,606       35.04      5.487        5.152        731      74.45      81.59     61.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
California                          of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
loan breakdown                   Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                           145    71,077,881       11.61      5.564        5.223        731      73.08      79.57     46.12
South CA                           360   168,675,474       27.55      5.609        5.250        728      73.07      79.25     39.29
States Not CA                    1,039   372,511,918       60.84      5.418        5.073        729      73.01      80.96     58.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[LOGO] UBS Investment
           Bank
ARM Summary

================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Top 10 Zip Codes                 Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
29928                               43    28,141,077        4.60      4.848        4.476        750      61.93      75.02     53.60
29926                               39    22,896,331        3.74      4.922        4.550        720      67.12      76.83     61.32
29910                               11     6,400,255        1.05      4.774        4.399        734      67.69      78.90     74.22
85255                                3     3,474,000        0.57      5.257        4.898        762      69.91      73.29     13.50
85262                                5     3,399,120        0.56      5.371        5.050        754      72.31      75.48     43.09
10022                                2     2,956,200        0.48      4.968        4.593        697      65.00      71.60    100.00
92009                                4     2,804,038        0.46      5.532        5.157        750      66.33      71.03     13.85
91001                                4     2,788,535        0.46      5.510        5.170        743      71.09      71.09     58.45
90049                                4     2,730,100        0.45      5.256        4.941        732      78.76      86.31     47.31
22314                                4     2,688,988        0.44      5.493        5.231        744      65.25      73.53    100.00
Other                            1,425   533,986,630       87.21      5.560        5.214        728      74.06      81.00     50.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
FICO Scores                      Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
600 or less or Not Available         6     1,157,657        0.19      6.298        5.923          0      70.88      70.88     74.49
601 - 620                            2       322,419        0.05      6.745        6.370        620      80.00      89.12     60.79
621 - 640                           55    14,798,991        2.42      5.947        5.591        631      76.47      80.22     54.38
641 - 660                           92    25,216,860        4.12      5.986        5.636        653      74.33      81.14     46.68
661 - 680                          166    56,924,561        9.30      5.589        5.227        671      74.33      83.04     49.93
681 - 700                          197    68,988,909       11.27      5.682        5.317        691      74.68      82.84     53.71
701 - 720                          229    91,344,739       14.92      5.482        5.124        710      74.46      82.78     42.46
721 - 740                          205    87,383,104       14.27      5.434        5.087        730      73.89      81.48     44.52
741 - 760                          199    87,050,530       14.22      5.446        5.104        750      72.19      79.90     58.34
761 or more                        393   179,077,502       29.25      5.314        4.979        781      70.79      76.83     56.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 620
Maximum: 819
Weighted Average: 729
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Mortgage Properties              Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Coop                                 3       808,157        0.13      5.061        4.686        749      69.21      77.25     40.18
Townhouse                            9     1,623,420        0.27      5.966        5.591        750      79.70      93.79     26.01
Condominium                        217    72,799,336       11.89      5.485        5.126        735      75.95      84.16     41.84
PUD                                374   144,120,830       23.54      5.519        5.187        731      74.68      82.66     53.53
Single Family                      897   376,702,672       61.53      5.436        5.085        728      71.70      78.61     54.19
Two- to Four Family                 44    16,210,857        2.65      6.404        6.014        713      75.94      81.03     23.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[LOGO] UBS Investment
           Bank
ARM Summary

================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Occupancy types                  Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Investor                           139    42,533,631        6.95      5.565        5.192        729      68.75      75.37     18.97
Primary                          1,291   517,557,763       84.53      5.496        5.150        727      73.60      81.06     53.00
Secondary                          114    52,173,878        8.52      5.344        4.994        748      70.96      77.14     64.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Purpose                     Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Construction to Perm                 2       355,485        0.06      6.287        5.912        730      87.34      87.34     61.72
Purchase                           949   357,280,451       58.35      5.541        5.188        732      76.59      86.06     46.50
Cash Out Refinance                 361   147,129,498       24.03      5.454        5.103        722      68.07      71.56     58.71
Rate/Term Refinance                232   107,499,840       17.56      5.353        5.025        729      67.98      73.24     59.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                            Pool   Weighted                           Weighted   Weighted
                                Number                        By    Average     Weighted   Weighted    Average    Average
                                    of     Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Document Type                    Loans       Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Alternate                           38    17,961,740        2.93      5.494        5.120        716      74.11      81.73    100.00
Full                               704   298,275,720       48.72      5.255        4.931        733      72.07      79.30    100.00
Limited                              7     1,991,452        0.33      5.492        5.117        760      77.32      77.32      0.00
No Doc                              85    21,248,968        3.47      5.894        5.519        719      67.79      71.52      0.00
No Ratio                            45    24,721,638        4.04      4.992        4.621        732      66.27      76.66      0.00
Reduced                            448   139,374,579       22.76      5.889        5.524        711      75.36      84.08      0.00
Stated Doc                          58    18,009,267        2.94      6.095        5.707        728      77.43      88.24      0.00
Streamline                         159    90,681,910       14.81      5.553        5.178        748      74.53      79.24      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,544   612,265,273      100.00      5.488        5.139        729      73.04      80.33     51.65
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


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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
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